________________________________________________________________
________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                              FORM 8-K/A

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

                            May 9, 2002
         Date of Report (Date of earliest event reported)

                            B-FAST CORP.
      (Exact name of registrant as specified in its charter)

        Louisiana                  1-10190          72-0385274
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)        Ident. No.)

       660 Newtown - Yardley Road
       Newtown, PA                                       18940
(Address of principal executive offices)              (Zip Code)

                         (215) 860-5600
         Registrant's telephone number, including area code

  ______________________________________________________________
  (Former name or former address, if changed since last report.)

________________________________________________________________
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Item 4.  Changes in Registrant's Certifying Accountant.

     On May 13, 2002, b-Fast Corp. ("b-Fast" or the "Company") filed a Current Report on Form 8-K (the "Form 8-K") reporting the termination of the engagement of BDO Seidman, LLP ("BDO") as its independent auditor, and appointment of Withum Smith & Brown as the new auditor to audit b-Fast's consolidated financial statements.

     Attached as Exhibit 16 to this amendment is the letter received from BDO on May 21, 2002 addressed to the SEC confirming that BDO agrees with the statements made by the Company in the Form 8-K, except that BDO disagrees that its report discussed in the Form 8-K contained a disclaimer of opinion. Rather, BDO indicates that its report contained an explanatory paragraph concerning the Company's ability to continue as a going concern.

     Accordingly, the Company hereby revises its disclosure as set forth on Form 8-K such that BDO's report on b-Fast's consolidated financial statements for the past two fiscal years did not contain any adverse opinion, disclaimer of opinion and was not qualified or modified as to any uncertainty of the audit's scope or accounting principles.

     BDO's report for the fiscal years ending September 30, 2000 and 2001 contained an explanatory paragraph concerning the Company's ability to continue as a going concern. In its September 30, 2001 report to the Stockholders and Board of Directors of the Company, BDO cited b-Fast's recurring losses from operations and deficiencies in working capital and stockholders' equity as factors that raised substantial doubt as to b-Fast's ability to continue as a going concern. BDO further indicated in its report that the financial statements did not include any adjustments that might result from this uncertainty. As discussed in Note C to the financial statements for this period, the Company suffered operating losses of $912,000 and $1,130,000 for the years ended September 30, 2001 and 2000, respectively. Additionally, BDO noted b-Fast has deficiencies in working capital and stockholders' equity of $1,792,000 and $19,296,000, respectively, at September 30, 2001.

     In its September 30, 2000 report to the Stockholders and Board of Directors of the Company, BDO cited recurring losses from operations and deficiencies in working capital and stockholders' equity as factors that raised substantial doubt as to b-Fast's ability to continue as a going concern. BDO indicated in its report that the financial statements did not include any adjustments that might result from this uncertainty. As discussed in Note C to the financial statements for this period, the Company suffered operating losses of $1,130,000 and had a deficiency in working capital and stockholders' equity of $1,755,000 and $16,404,000, respectively, at September 30, 2000.

     There were no disagreements between b-Fast and BDO for the Company's two most recent fiscal years or for the subsequent interim periods including that period through the date of dismissal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to such accountant's satisfaction, would have caused such accountant to make reference to the subject matter of the disagreement in connection with its report on the consolidated financial statements of the Company.

     During the fiscal years ended September 30, 2001 and 2000 and through the date hereof, b-Fast did not consult with Withum Smith & Brown with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on b-Fast's consolidated financial statements, or on any other matters or reportable events.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

     16. Letter, dated May 20, 2002, of BDO regarding the change in independent accountants.



                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, b-Fast has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               B-FAST CORP.

Dated:  May 28, 2002

                               By:/s/ Paul Slack
                                  Paul Slack
                                  Chief Accounting Officer



                          Exhibit Index
Exhibit
 Number   Description

   16 Letter, dated May 20, 2002, BDO Seidman LLP regarding the change in independent accountants.